UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)           November 1, 2005
                                                         -----------------------

                          PACIFIC PREMIER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                      0-22193                   33-0743196
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)

  1600 Sunflower Ave, Second Floor, Costa Mesa, CA                92626
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     (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code          (714) 431-4000
                                                        ------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On November 1, 2005, Roy A. Henderson resigned from the Board of Directors of Pacific Premier Bancorp and Pacific Premier Bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PACIFIC PREMIER BANCORP, INC.



Dated:  November 7, 2005            By:    /s/ STEVEN R. GARDNER
        ----------------                   ---------------------
                                           Steven R. Gardner
                                           President and Chief Executive Officer